Buckeye Partners, L.P. U.S. Capital Advisors Midstream Corporate Access Day January 24, 2012 Exhibit 99.1

Legal Notice / Forward–Looking Statements
Forward–Looking Statements
The information contained in this presentation includes forward-looking statements that we believe to be reasonable as of the date of this presentation.  Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions.  Actual results may differ significantly because of risks and uncertainties that are difficult to predict and that may be beyond our control.  Among them are (1) changes in federal, state, local, and foreign laws or regulations to which we are subject, including those that permit the treatment of us as a partnership for federal income tax purposes, (2) terrorism, adverse weather conditions, including hurricanes, environmental releases, and natural disasters, (3) changes in the marketplace for our products or services, such as increased competition, better energy efficiency, or general reductions in demand, (4) adverse regional, national, or international economic conditions, adverse capital market conditions, and adverse political developments, (5) shutdowns or interruptions at the source points for the products we transport, store, or sell, (6) unanticipated capital expenditures in connection with the construction, repair, or replacement of our assets, (7) volatility in the price of refined petroleum products and the value of natural gas storage services, (8) nonpayment or nonperformance by our customers, and (9) our ability to integrate acquired assets with our existing assets and to realize anticipated cost savings and other efficiencies. You should read our filings with the U.S. Securities and Exchange Commission, including our
Annual Report on Form 10-K/A for the year ended December 31, 2010 and our most recently filed Quarterly Reports on Form 10-Q, for a more extensive list of factors that could affect results.  We undertake no obligation to revise our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

About Buckeye
Buckeye Partners, L.P. (“Buckeye”) (NYSE: BPL) is a publicly traded partnership that provides midstream logistics services
Buckeye celebrating over 125 years of continuous operations and over 25 years as an MLP listed on the NYSE
Current market capitalization of approximately $6.0 billion
Investment grade credit rating
Buckeye’s operations are conducted in five business segments:
Pipelines & Terminals
International Operations
Natural Gas Storage
Energy Services
Development & Logistics
Asset Highlights
Over 6,000 miles of pipeline with ~ 100 delivery locations
More than 100 liquid petroleum product terminals
Over 64 million barrels of liquid petroleum product
storage capacity
~30 Bcf of working natural gas storage capacity
in northern California
~2,800 miles of pipeline under operation and maintenance
contracts
Buckeye’s revenue is largely fee-based providing consistent cash flows that support distribution growth
Organizational Overview

CAGR: 5.7%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Investment Highlights
Distributions per Unit
Buckeye’s current management team is both driving increased utilization of the legacy assets and successfully delivering record growth through accretive acquisitions
Reorganization in 2009 supports the partnership’s objective to transform Buckeye into the best-in-class asset manager operating with a highly commercialized and entrepreneurial focus
Buy-in of our general partner positions Buckeye to successfully compete for high growth acquisition opportunities and expansion projects
Recently announced strategic organizational realignment provides for realignment of our business units under experienced leaders to provide increased focus and drive growth.
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities
Buckeye has investment grade financial metrics and a conservative approach toward financing growth
Buckeye has a proven 26-year track record as a publicly traded partnership through varying economic and commodity price cycles
Buckeye has paid cash distributions to unitholders each quarter since its formation in 1986 and has consecutively increased distributions for the past 30 quarters
Driving Unitholder Value
$0.00
$0.30
$0.60
$0.90
$1.20

Management Objectives
The current management team has consistently executed on each element of our strategy to transform Buckeye into a best-in-class asset manager by:
Implementing best practices across our business
Improving our cost structure through an organizational restructuring in 2009
Expanding our asset portfolio through accretive acquisitions and organic growth projects
Diversifying our legacy business into new geographies, products, and asset classes
Reducing cost of capital through the buy-in of our general partner
Conservatively financing acquisitions to maintain a strong balance sheet
Increasing cash distributions each quarter
We continue to be committed to our mission of delivering superior returns through our talented, valued employees and our core strengths of:
Best-in-class customer service
Operational excellence that provides consistent, reliable performance to optimize the assets we own and operate
An unwavering commitment to safety, environmental responsibility, and personal integrity
An entrepreneurial approach toward asset acquisition and development
Achieving Financial and Operational Excellence

CEO Succession and Strategic Organizational
Realignment
Management Structure after Reorganization
CEO succession effective February 10, 2012:
Clark C. Smith, Buckeye’s President and Chief Operating Officer,
to succeed Forrest E. Wylie as Chief Executive Officer, and will join the Board of Directors of Buckeye’s general partner.
Forrest E. Wylie to continue to serve as Non-Executive
Chairman of the Board, where he will remain active in developing our strategic vision.
Strategic Organizational Realignment, effective January 16,
2012; Buckeye operations organized into three business
units, each headed by a President.
Domestic Pipelines and Terminals
International Pipelines and Terminals
Buckeye Services
Clark C. Smith
Chief Executive Officer
Mary F. Morgan
President,  International
Pipelines and Terminals
Robert A. Malecky
President,  Domestic
Pipelines and Terminals
Jeremiah J. Ashcroft III
President,
Buckeye Services
Domestic
Pipelines
Domestic
Terminals
BORCO
Terminal
Yabucoa
Terminal
Energy
Services
Natural Gas
Storage
Strategic Organizational Realignment benefits:
Previous structure organized around functions (e.g.,
commercial, operations, etc.)
Growth has resulted in increased complexities in each of
Buckeye’s business areas, requiring focus and ownership of
skilled executives on daily basis.
Allows business unit Presidents to focus on all aspects -
including commercial, operational and financial performance  -
of their respective business unit.
Presidents of business units accountable for overall
performance of those units.
Development
& Logistics
Keith E. St.Clair
Chief Financial
Officer
William H.
Schmidt, Jr.
General Counsel
Mark S. Esselman
Global
Human Resources
Forrest E. Wylie, Chairman
Board of Directors
Forrest E. Wylie, Chairman
Khalid A. Muslih
Corp. Development
Strategic Planning

Buckeye Partners, L.P. Footprint
Buckeye Owned and Operated Pipelines
Terminal Locations
International Operations
Contract Pipe Line Operations
Delivery Locations
Lodi Gas Storage, LLC
Joint Ventures
WesPac Pipelines - Memphis, LLC
West Shore Pipe Line Company
Muskegon Pipeline LLC
South Portland Terminal LLC
Sacramento
Lodi
Reno
San Diego
El Paso
Houston
Port Arthur
Corpus Christi
Lake Charles
Des Moines
Chicago
Green Bay
Detroit
Indianapolis
Lima
Pittsburgh
Macungie
New York City
Delaware City
Sugar Creek
St. Louis
Louisville
Richmond
Memphis
Atlanta
Spartanburg
Birmingham
Montgomery
Macon
Tampa
Ft. Lauderdale
Miami
Bahamas
Puerto Rico
Bangor

7 Pipeline, Terminal, Storage and Delivery Locations Current Asset Map

$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
($MM)
$207.5
$238.9
$253.8
$302.2
$346.4
$350.7
2006
2007
2008
2009
2010
LTM

(b/d – 000's)

(b/d – 000's)

Pipelines & Terminals
Pipelines and Terminals represents Buckeye’s largest
segment contribution to Adjusted EBITDA
Over 6,000 miles of pipeline located primarily in the
Northeast and Midwest United States moving
approximately 1.3 million barrels per day with more
than 100 delivery points
Nearly 100 liquid petroleum product storage terminals
located throughout the United States
Over 37 million barrels of storage capacity
(1) LTM as of September 30, 2011.  See Appendix for Non-GAAP Reconciliations
(2) YTD as of September 30, 2011
(3) Pipeline volumes exclude contribution from the Buckeye NGL Pipeline sold in January of 2010
1,430.5
1,427.0
1,361.3
1,296.0 1,304.5
1,321.2
0.0
500.0
1,000.0
1,500.0
2,000.0
2006 2007 2008 2009 2010 2011
414.7
482.3
464.4
471.9
562.5
688.4
0
100
200
300
400
500
600
700
2006 2007 2008 2009 2010 2011
8
Pipeline Throughput Volumes
(2)(3)
Terminal Throughput Volumes
(2)
Segment Adjusted EBITDA
(1)

International Operations
BORCO
Yabucoa, Puerto Rico
Bahamas Oil Refining Company International (“BORCO”)
BORCO owns and operates a world-class marine storage terminal for liquid petroleum products
80 tanks providing 21.6 million barrels of crude oil, fuel oil, and refined petroleum product storage
Strategically positioned along major shipping lanes off the southern tip of Grand Bahama Island only 80 miles from Florida and 920 miles from New York Harbor
Deep water berthing capability to handle ULCCs and VLCCs
Identified near term expansion project and room to ultimately double the existing storage capacity
Yabucoa Terminal
Well maintained facility with superior
blending/manufacturing facilities
4.6 million barrels of gasoline, jet fuel, diesel, fuel
oil, and crude oil storage capacity
Strategic location supports a strong local market
and also provides regional growth opportunities
Long term fee-based revenues supported by multi-
year volume commitments from Shell

Natural Gas Storage
Buckeye’s Lodi Gas Storage facility is a high performance natural gas storage facility with approximately 30 Bcf of working gas capacity in Northern California serving the greater San Francisco Bay Area
Revenue is generated through contract lease rates as well as hub services
The Lodi and Kirby Hills sites collectively have a maximum injection and withdrawal capability of approximately 550 million cubic feet per day (MMcf/day) and 750 MMcf/day, respectively
Lodi's facilities are designed to provide high deliverability natural gas storage service and have a proven track record of safe and reliable operations
Kirby Hills Compressor Station Lodi Compressor Station

Energy Services and Development & Logistics
Buckeye Energy Services LLC  (“BES”) markets
refined petroleum products in areas served by
Buckeye’s pipelines and terminals
BES offers a wide range of products such as heating
oil, diesel, kerosene, propane, gasoline, and ethanol
and other bio fuels
Over 1 billion gallons of refined petroleum products
sold annually
Year to date, BES has contributed $31 million in
revenue to the Pipelines and Terminals segment by
utilizing that segment’s assets to transport and store
BES product.
Energy Services Development & Logistics
Buckeye Development & Logistics (“BDL”)
currently operates approximately 2,800 miles of
pipelines and 1.4 million barrels of storage capacity
BDL is also responsible for identifying and
completing potential acquisitions and organic growth
projects for Buckeye
BDL services offered to customers
Contract operations
Project origination
Asset development
Engineering design
Project management
(1) As of September 30, 2011
435
655
1,139
1,320
0
200
400
600
800
1,000
1,200
1,400
2008 2009 2010 LTM
(1)
BES Refined Product Sales
(1)

Growth Drivers
$ in millions
Organic Growth Capital Spending
Projected Organic Growth Spend
Low Midpoint High
2011 Projected
Legacy Assets $70 $75 $80
BORCO Facility 170 185 200
Total Expected Spend $240 $260 $280
2012 Projected
Legacy Assets $75 $90 $105
BORCO Facility 100 140 180
Total Expected Spend $175 $230 $285
Range of Expected Spend
2011 (YTD) (1)
BORCO Marine Terminal, $1.7 billion
BP Terminal & Pipeline Assets, $165.0 million
Maine terminals and pipeline, $23.5 million
2010 (1)
Buy-in of BGH general partner, 20 million units issued
Yabucoa, Puerto Rico Terminal, $32.6 million
Opelousas, Louisiana Terminal, $13.0 million
Additional Joint Venture Interest in West Shore, $13.5
million
2009
Blue/Gold Pipeline and Terminal Assets, $54.4 million
2008 (1)
Lodi Natural Gas Storage, $442.4 million
Farm & Home Oil Company (2) , $146.2 million (3)
Niles and Ferrysburg, Michigan Terminals, $13.9 million
Albany, NY Terminal, $46.9 million
(1) Includes acquisitions with a value of $10 million or higher
(2) Now Buckeye Energy Services
(3) Buckeye sold the retail division of Farm & Home Oil Company in 2008 for $52.6 million
Recent Asset Acquisitions
$0.0
$80.0
$160.0
$240.0
$320.0
2008 2009 2010 2011P 2012P
$91.5
$46.5
$63.8
$260.0
$230.0
Legacy Assets (excl. NGS) Natural Gas Storage BORCO

BORCO Acquisition
BORCO Acquisition Overview
BORCO owns and operates a world-class marine
storage terminal for liquid petroleum products
21.6 MMBbls capacity located in Freeport,
Bahamas
Located 80 miles from Southern Florida and 920
miles from New York Harbor
Deepwater access up to 91 feet and the ability to
berth VLCCs and ULCCs
Majority of capacity under long term (3-5 year)
take or pay contracts
World class customer base
Variable revenue generation from ancillary
services such as berthing, blending, bunkering,
and transshipping
Hub for international logistics
Near term expansion project of up to 7.9 million
barrels with room to double existing storage
capacity
Product Breakdown
2010 Revenue Breakdown
Crude oil
23%
CPP
13% Fuel oil
64%
Storage
80%
Berthing
11%
Other  Ancillary
9%
Take or Pay
Variable

BORCO Expansion Project
Near term expansion project at BORCO is
expected to provide up to an additional 7.9
million barrels of storage capacity
Project to be completed in phases
Phase 1 to add approximately 3.5 million
barrels of storage capacity
Initiated in the second quarter of 2011
First incremental capacity expected to
be online in the second half of 2012
Combination of clean products and
fuel oil
Later phases expected to provide up to an
additional 4.4 million barrels of storage
capacity
Total project cost expected to be $350-400
million
Combined EBITDA from all phases
expected to be $70-80 million
Longer term opportunity to double existing
storage capacity
Identified Near Term Project

BP Pipelines & Terminals Acquisition
BP Pipelines and Terminals Acquisition Overview
Total transaction purchase price of $165 million
Transaction benefits:
Represents a key step in Buckeye’s continued expansion and geographic diversification efforts
Facilitates participation in several key growth markets outside Buckeye’s current system footprint
Provides stable tariff and fee-based revenue streams, supported by multi-year throughput commitments by BP
Expected to be immediately accretive to distributable cash flow
Several identified opportunities for further commercial development of these assets
Rapid realization of operating synergies with Buckeye’s existing assets
33 liquid products terminals located in:
Alabama- 2 terminals
California- 2 terminals
Florida- 1 terminal
Iowa -5 terminals
Indiana- 1 terminal
643 miles of refined product pipeline including:
590-mile “Lower V” pipeline system that originates in Dubuque, Iowa and runs southwest into Missouri and then northwest back into Iowa
53-miles of other assorted pipelines in northern Ohio
Kentucky -1 terminal
Michigan- 3 terminals
Missouri- 1 terminal
Ohio- 8 terminals
Pennsylvania- 2 terminals
South Carolina- 3 terminals
Virginia- 3 terminals
Wisconsin- 1 terminal

CAGR: 5.7%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

Strong Financial Performance
Adjusted EBITDA ($MM)
(1)
Cash Distributions per Unit
Cash Distribution Coverage
(1)(2)
(1) LTM as of September 30, 2011.  See Appendix for Non-GAAP Reconciliations
(2) Distributable cash flow divided by cash distributions declared for the respective period
(3) Long-term debt less cash and cash equivalents divided by Adjusted EBITDA
Net LT Debt/ Adjusted EBITDA
(1)(3)(4)
(4) For purposes of calculating the leverage, Adjusted EBITDA for the LTM period includes BORCO Adjusted
EBITDA post-acquisition as included in reported results and pro forma BORCO Adjusted EBITDA of
$34.0 million for the period prior to the acquisition
(5) Pro forma distribution coverage excludes $13.0 million of acquisition and integration expenses incurred in 2011 and
$4.1 million incurred in Q4 2010
$217.1
$248.5
$313.6
$370.2
$382.6
$466.4
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
2006 2007 2008 2009 2010 LTM
$0.00
$0.30
$0.60
$0.90
$1.20
4.58x
3.09x
4.44x
3.95x
3.94x
4.51x
0.00x
1.50x
3.00x
4.50x
6.00x
2006 2007 2008 2009 2010 LTM
0.87x
0.95x
1.01x
1.16x
1.03x
0.94x
0.00x
0.40x
0.80x
1.20x
1.60x
2006 2007 2008 2009 2010 LTM
Proforma Distribution Coverage
Declared Distribution Coverage
0.99x
(5
)

Summary
Proven 25-year track record as a publicly traded partnership through varying economic and commodity price cycles
Diversified portfolio of assets provides balanced mix of stability and growth and is well positioned to take advantage of improving economic conditions
Recent acquisitions provide Buckeye with increased geographic and product diversity, including access to international logistics opportunities
Significant near term organic growth projects
Management continues to drive operational excellence through its best practices initiative
Execution of our strategy has allowed Buckeye to increase distributions to unitholders for 30 consecutive quarters
Investing in Stability and Growth

18 Non–GAAP Reconciliations

Explanation of Non–GAAP Measures
Explanation of Non–GAAP Measures
Buckeye’s equity-funded merger with Buckeye GP Holdings L.P. (“BGH”) in the fourth quarter of 2010 has been treated as a reverse merger for accounting purposes. As a result, the historical results presented herein for periods prior to the completion of the merger are those of BGH, and the diluted weighted average number of limited partnership (“LP”) units outstanding increased from 20.0 million in the fourth quarter of 2009 to 44.3 million in the fourth quarter of 2010. Additionally, Buckeye incurred a non-cash charge to compensation expense of $21.1 million in the fourth quarter of 2010 as a result of a distribution of LP units owned by BGH GP Holdings, LLC to certain officers of Buckeye, which triggered a revaluation of an equity incentive plan that had been instituted in 2007.
EBITDA, a measure not defined under U.S. generally accepted accounting principles (“GAAP”), is defined by Buckeye as net income attributable to Buckeye’s unitholders before interest and debt expense, income taxes, and depreciation and amortization. The EBITDA measure eliminates the significant level of non-cash depreciation and amortization expense that results from the capital-intensive nature of Buckeye’s businesses and from intangible assets recognized in business combinations. In addition, EBITDA is unaffected by Buckeye’s capital structure due to the elimination of interest and debt expense and income taxes. Adjusted EBITDA, which also is a non-GAAP measure, is defined by Buckeye as EBITDA plus: (i) non-cash deferred lease expense, which is the difference between the estimated annual land lease expense for Buckeye’s natural gas storage facility in the Natural Gas Storage segment to be recorded under GAAP and the actual cash to be paid for such annual land lease; (ii) non-cash unit-based compensation expense; (iii) the 2009 non-cash impairment expense related to the natural gas liquids pipeline that Buckeye sold in January 2010 (the “Buckeye NGL Pipeline”); (iv) the 2009 expense for organizational restructuring (the
“Organizational Restructuring Expense”); (v) the 2010 non-cash BGH GP Holdings, LLC equity plan modification expense (the “Equity Plan Modification Expense”); (vi) income attributable to noncontrolling interests related to Buckeye for periods prior to the merger of Buckeye and BGH (the “Merger”); and (vii) the goodwill impairment expense associated with Lodi; less: (i) amortization of unfavorable storage contracts acquired in connection with the acquisition of Bahamas Oil Refining Company International (“BORCO”); and (ii)
gain on the sale of our equity interest in West Texas LPG limited partnership (“WT LPG”). The EBITDA and Adjusted EBITDA data presented may not be directly comparable to similarly titled measures at other companies because EBITDA and Adjusted EBITDA exclude some items that affect net income attributable to Buckeye’s unitholders, and these measures may be defined differently by other companies. Management of Buckeye uses Adjusted EBITDA to evaluate the consolidated operating performance and the operating performance of the business segments and to allocate resources and capital to the business segments. In addition, Buckeye’s management uses Adjusted EBITDA as a performance measure to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities.
Distributable cash flow, which is a financial measure included in this presentation, is another measure not defined under GAAP. Distributable cash flow is defined by Buckeye as net income attributable to Buckeye’s unitholders, plus: (i) depreciation and amortization expense; (ii) noncontrolling interests related to Buckeye that were eliminated as a result of the
Merger; (iii) deferred lease expense for Buckeye’s Natural Gas Storage segment; (iv) non-cash unit-based compensation expense; (v) Equity Plan Modification Expense; (vi) the
Buckeye NGL Pipeline impairment expense; (vii) the senior administrative charge; (viii) the goodwill impairment expense associated with Lodi; (ix) write-off of deferred financing costs; (x) amortization of deferred financing costs and debt discounts; and (xi) the Organizational Restructuring Expense (items (i) through (x) of which are non-cash expense); less:
(i) maintenance capital expenditures; (ii) amortization of unfavorable storage contracts acquired in connection with the BORCO acquisition; and (iii) gain on the sale of our equity interest in WT LPG.  Buckeye’s management believes that distributable cash flow is useful to investors because it removes non-cash items from net income and provides a clearer picture of Buckeye’s cash available for distribution to its unitholders.  EBITDA, Adjusted EBITDA, and distributable cash flow should not be considered alternatives to net income, operating income, cash flow from operations, or any other measure of financial performance presented in accordance with GAAP.
Buckeye believes that investors benefit from having access to the same financial measures used by Buckeye’s management. Further, Buckeye believes that these measures are useful to investors because they are one of the bases for comparing Buckeye’s operating performance with that of other companies with similar operations, although Buckeye’s measures may not be directly comparable to similar measures used by other companies.

Non-GAAP Reconciliations
Net Income to Adjusted EBITDA ($M)
(1) LTM as of September 30, 2011
(2) On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2010, Buckeye revised its definition of Adjusted EBITDA to exclude non-cash unit-based compensation expense, the 2010 non-cash equity plan modification expense and income attributable to noncontrolling interests affected by the merger for periods prior to our buy-in of our general partner. These amounts were excluded from Adjusted EBITDA presented for 2008, 2009 and 2010 in our Annual Report on Form 10-K for the year ended December 31, 2010, as amended. Adjusted EBITDA for  2006 and 2007 has been restated in this presentation to exclude these amounts for comparison purposes.
2006 2007 2008 2009 2010 LTM
(1)
Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 57,176
Interest and debt expense 60,702 51,721 75,410 75,147 89,169 114,373
Income tax expense (benefit) 596 760 801 (343) (919) (677)
Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 102,558
EBITDA 109,661 115,638 153,522 179,097 190,920 273,430
Net income attributable to noncontrolling interests affected by merger
(2)
107,091 131,941 153,546 90,381 157,467 27,262
Amortization of unfavorable storage contracts - - - - - (4,813)
Gain on sale of equity investment - - - - - (34,112)
Non-cash deferred lease - - 4,598 4,500 4,235 4,150
Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,894
Equity plan modification expense - - - - 21,058 21,058
Asset impairment expense - - - 59,724 - -
Goodwill impairment expense - - - - - 169,560
Reorganization expense - - - 32,057 - -
217,081 248,547 313,575 370,167 382,640 466,429
Adjusted Segment EBITDA
Pipelines & Terminals 207,455 238,830 253,790 302,164 346,447 350,732
International Operations - - - (4,655) 81,593
Natural Gas Storage - 41,814 41,950 29,794 11,749
Energy Services - 9,443 19,335 5,861 15,099
Development & Logistics 9,626 9,717 8,528 6,718 5,193 7,256
Total Adjusted EBITDA 217,081 248,547 313,575 370,167 382,640 466,429
Adjusted EBITDA
(3)

Non-GAAP Reconciliations
Net Income to Distributable Cash Flow ($M)
(1) LTM as of September 30, 2011
(2) On November, 19, 2010, Buckeye merged with Buckeye GP Holdings L.P.
(3) In 2011, Buckeye revised its definition of Distributable Cash Flow to exclude amortization of deferred financing costs and debt discounts.  Distributable Cash Flow for 2006-2010 have been restated to exclude those amounts for comparison purposes.
(4) Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2011 amounts reflect actual cash distributions paid on LP units for the quarters ended
March 31 and June 30, 2011 and estimated cash distributions for the quarter ended September 30, 2011. Distributions with respect to the 6,915,725 and 7,042,771  Class B units outstanding on the record date for the quarter ending  March 31 and June 30, 2011, respectively, and the 7,175, 839 Class B units expected to be outstanding for the quarter ending September 30, 2011 are paid in additional Class B units rather than in cash.
2006 2007 2008 2009 2010 LTM
(1)
Net income attributable to BPL 8,734 22,921 26,477 49,594 43,080 57,176
Depreciation and amortization 39,629 40,236 50,834 54,699 59,590 102,558
Net income attributable to noncontrolling interests affected by merger
(2)
107,091 131,941 153,546 90,381 157,467 27,262
Gain on sale of equity investment - - - - - (34,112)
Non-cash deferred lease expense - - 4,598 4,500 4,235 4,150
Non-cash unit-based compensation expense 329 968 1,909 4,408 8,960 9,894
Equity plan modification expense - - - - 21,058 21,058
Asset impairment expense - - - 59,724 - -
Reorganization expense - - - 32,057 - -
Non-cash senior administrative charge - 950 1,900 475 - -
Amortization of unfavorable storage contracts - - - - - (4,813)
Write-off of deferred financing costs - - - - - 3,331
Amortization of deferred financing costs and debt discounts
(3)
3,347                    1,448 1,737 3,134     4,411 4,386
Goodwill impairment expense - - - - - 169,560
Maintenance capital expenditures (30,234) (33,803) (28,936) (23,496) (31,244) (41,815)
Distributable Cash Flow 128,896 164,661 212,065 275,746 267,557 311,150
Cash Distributions for Coverage ratio
(4)
147,979 173,689 209,412 237,687 259,315 332,441
Cash Coverage Ratio 0.87 0.95 1.01 1.16 1.03 0.94